UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 21, 2012


                                 ORGENESIS INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                     000-54329                    980583166
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

   21 Sparrow Circle, White Plains, NY                              10605
(Address of principal executive offices)                         (Zip Code)

                                 +972.4.8242051
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of Independent Accountant.

On March 21, 2012, Silberstein Ungar, PLLC was dismissed as our independent accountant. On March 21, 2012, we engaged PricewaterhouseCoopers Israel as our principal independent accountant. The audit committee of our company approved the dismissal of Silberstein Ungar, PLLC and the engagement of PricewaterhouseCoopers Israel as its independent auditor.

The report of Silberstein Ungar, PLLC regarding our financial statements for the fiscal years ended November 30, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended November 30, 2011 and 2010 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During the years ended November 30, 2011 and 2010 and during the period from the end of the most recently completed fiscal year through March 21, 2012, the date of dismissal, there were no disagreements with Silberstein Ungar, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Silberstein Ungar, PLLC would have caused it to make reference to such disagreements in its reports.

We provided Silberstein Ungar, PLLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Silberstein Ungar, PLLC furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated March 21, 2012, is filed as Exhibit
16.1 to this Current Report on Form 8-K.

(b)  Engagement of Independent Accountant.

Concurrent with the dismissal of Silberstein Ungar, PLLC, we engaged PricewaterhouseCoopers Israel, as our independent accountant. Prior to engaging PricewaterhouseCoopers Israel, we did not consult with PricewaterhouseCoopers Israel regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by PricewaterhouseCoopers Israel on our financial statements, and PricewaterhouseCoopers Israel did not provide any written or oral advice that was an important factor considered by our company in reaching a decision as to any such accounting, auditing or financial reporting issue. The engagement of PricewaterhouseCoopers Israel was approved by our board of directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    16.1 Letter from Silberstein Ungar, PLLC regarding change in certifying accountant.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By: /s/ Jacob Ben Arie
   --------------------------------------
   Jacob Ben Arie
   Chief Executive Officer and President

March 21, 2012


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